Exhibit 99.1


                                Sherb & Co., LLP
                                805 Third Avenue
                            New York, New York 10022




March 5, 2004


         We have read the statements made by Nova Biogenetics, Inc. which was provided to us on March 5, 2004, which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated March 5, 2004. We agree with the statements concerning our Firm in such Form 8-K.


Very truly yours,

/s/ Sherb & Co., LLP
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Sherb & Co., LLP